Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Bruce E. Walenczyk, principal financial officer, state and attest that:

(1)       To the best of my knowledge, based upon a review of the covered reports of Allegheny Energy, Inc., and, except as corrected or supplemented in a subsequent covered report:
    no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
    no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)        I have reviewed the contents of this statement with the Company's audit committee.

(3)        In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
      2001 Annual Report on Form 10-K filed with the Commission of Allegheny Energy, Inc.
      all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Allegheny Energy, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
      any amendments to any of the foregoing.

/s/ Bruce E. Walenczyk                                                        Subscribed and sworn to
Bruce E. Walenczyk                                                               before me this 14th day of
                                                                                                August 2002.
Date: August 14, 2002

                                                                                                /s/ Connie L. Bishop

                                                                                                Notary Public

                                                                                                My Commission Expires:
                                                                                                 10/1/03